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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                  FORM 8-K/A



                       AMENDMENT NO. 1 TO CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  January 15, 2002
                                                         ----------------



                          Artesyn Technologies, Inc.
            (Exact name of registrant as specified in its charter)



            Florida                            0-4466                         59-1205269
(State or other jurisdiction of       (Commission File Number)      (IRS Employer Identification
        incorporation)                                                          Number)



    7900 Glades Rd., Suite 500, Boca Raton, Florida            33434-4105
       (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code (561) 451-1000
                                                          --------------

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                               EXPLANATORY NOTE
                               ----------------

          Exhibits 4.1, 4.2, 4.3 and 4.4 attached hereto amend in their entirety Exhibits 4.1, 4.2, 4.3 and 4.4 attached as exhibits on Form 8-K originally filed with the Securities and Exchange Commission on January 18, 2002.

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

(c)       Exhibits:

          4.1 Securities Purchase Agreement dated January 14, 2002 by and between Artesyn Technologies, Inc. and Finestar International Limited.

          4.2 3% Convertible Note due January 15, 2007 issued by Artesyn Technologies, Inc. to Finestar International Limited.

          4.3 Warrant to Purchase Shares of Common Stock of Artesyn Technologies, Inc. dated January 15, 2002 issued by Artesyn Technologies, Inc. to Finestar International Limited.

          4.4 Registration Rights Agreement dated January 15, 2002 by and between Artesyn Technologies, Inc. and Finestar International Limited.

                                       2

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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


January 24, 2002


                                    ARTESYN TECHNOLOGIES, INC.
                                    --------------------------
                                             (Registrant)



                              /s/ Richard J. Thompson
                              -----------------------
                              Richard J. Thompson
                              Vice President - Finance and Chief Financial
                              Officer

                                       3
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                                 Exhibit Index

Ex#                           Exhibit description

4.1 Securities Purchase Agreement dated January 14, 2002 by and between Artesyn Technologies, Inc. and Finestar International Limited.

4.2 3% Convertible Note due January 15, 2007 issued by Artesyn Technologies, Inc. to Finestar International Limited.

4.3 Warrant to Purchase Shares of Common Stock of Artysen Technologies, Inc. dated January 15, 2002 issued by Artesyn Technologies, Inc. to Finestar International Limited.

4.4 Registration Rights Agreement dated January 15, 2002 by and between Artesyn Technologies, Inc. and Finestar International Limited.